SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                             Securities Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check appropriate box:
      [ ] Preliminary Proxy Statement
      [x] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Materials pursuant to 240.14a-11(c) or 14a-12

                       INMEDICA DEVELOPMENT CORPORATION
                Name of Registrant as Specified in its Charter

                       INMEDICA DEVELOPMENT CORPORATION
                     Name of Person Filing Proxy Statement

Payment of Filing Fee (check applicable box)
      [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
           14a-6(j)(2)
      [ ] $500 per each party to the controversy pursuant to
           Exchange Act Rule 14a-6(i)(3)
      [ ] Fee computed on table below per Exchange Act Rule 14a-
          6(i)(4) and 0-11
            1) Title of each class of securities to which transaction applies common stock, $.001 par value
            2) Aggregate number of securities to which transaction applies
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 Total Amount:
            How Determined:
            4) Proposed maximum aggregate value of transaction



      [ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            1) Amount previously paid N/A
            2) Form, schedule or registration statement no.
            3) Filing party
            4) Date filed

                        INMEDICA DEVELOPMENT CORPORATION
                          60 South 600 East, Suite 150
                           Salt Lake City, Utah 84102
                                  801-521-9300


                                 PROXY STATEMENT

     This Proxy Statement is being furnished to shareholders of InMedica Development Corporation, a Utah corporation, ("InMedica" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of InMedica for use at the Annual Meeting of its shareholders to be held on Friday August 29, 1997 at 2:00 p.m., local time, in the Summer Room at the Hilton Hotel, 150 West 500 South, Salt Lake City, Utah, and at any adjournment thereof (the "Meeting"). At the Meeting, InMedica shareholders will be asked to elect four directors to serve for one year or until a successor is elected and qualified and to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants.

      This Proxy Statement, Notice and enclosed form of proxy are first being mailed to shareholders of InMedica on or about August 8, 1997.

     Only holders of record of InMedica Common Stock (also referred to herein as "common shares" or "shares") as of the close of business on July 31, 1997, (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 7,997,612 shares of InMedica Common Stock issued and outstanding. The affirmative vote of the holders of a majority of such shares present in person or by proxy at the meeting is required to elect directors and to ratify the appointment of the Company's auditors. Each holder of common shares is entitled to one vote for each share held; no cumulative voting is permitted.

    Shares of InMedica Common Stock represented by proxies properly signed and returned, unless previously revoked, will be voted at the Meeting by the persons named in the accompanying proxy in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the Proxy will be voted "for" approval and adoption of each of the proposals noted on the proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. A shareholder returning an executed Proxy may revoke or change the Proxy by giving written notice to the Secretary of the Company, Richard Bruggeman, at the above address, or by attending the meeting in person and notifying the Secretary of the Company of such revocation or change prior to the exercise of the powers conferred by the Proxy. The solicitation of Proxies will be made by mail and may also be made by Officers and Directors of the Company in person or by telephone or mail. The cost of soliciting Proxies will be borne by the Company.

     The Company is authorized to issue up to 20,000,000 common shares, par value $.001 per share with 7,997,612 shares issued and outstanding as of July 31, 1997 (the Record Date). The following table furnishes information concerning the common stock ownership of nominees, directors, officers, and principal shareholders as of July 31, 1997.

                          Nature of          Number of
   Name and Position      Ownership       Shares Owned  Percent

   Larry E. Clark            Direct            1,143,000  14.3%
   Chairman, CEO             Options             450,000
                                               ---------
                             Total             1,593,000  18.9%
                                               =========

   Allan L. Kaminsky*        Direct              798,875   9.9%
   4602 S. Fortuna Way       Options                 0
                                               ---------
   S.L.C., Utah 84124        Total               798,875   9.9%
                                               =========

   Paul J. Diehl*            Direct & Indirect   719,2301  9.0%
   2963 E. Fallentine Rd.
   Sandy, Utah   84092

   John R. Merendino         Options              75,000   0.9%
   Director

   David L. Dingman          Options              75,000   0.9%
   Director

   Richard Bruggeman         Direct & Indirect    72,7202  0.9%
   Director, Chief           Options             208,167
   Financial Officer         Total               280,887   3.4%
                                               =========
   All Executive Officers    Direct & Indirect 1,351,167  16.9%
   and Directors as a        Options             808,167
                                               ---------
   group (4 persons)         Total             2,159,334  24.5%
                                               =========
* Principal Shareholder
--------
     1 Includes 639,599 shares held by the Paul J. Diehl, M.D. P.C. profit sharing plan, one share held by Paul J. Diehl, P.C. and 79,630 shares held by Dr. Diehl as custodian for his wife's daughter, Shanon.
     2 - includes 400 shares held in individual retirement accounts and 4,620 shares held in a family trust of which Mr. Bruggeman is Trustee.

                       DIRECTORS AND EXECUTIVE OFFICERS

      At the meeting, four directors are to be elected to hold office for one year or until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote "for" the election as directors of the persons named in the table below who are nominees for director.

     Name                    Age              Director Since

     Larry E. Clark          75                   1995

     John R. Merendino       58                   1995

     David L. Dingman        60                   1995

     Richard Bruggeman       42                   1995

     Certain information follows regarding the executive officers and directors of InMedica and their business backgrounds for at least the last five years.

      LARRY E. CLARK - Chairman, Principal Executive Officer and Director of InMedica. Mr. Clark was president of Clark-Knoll & Associates, Inc., a Denver, Colorado management consulting firm specializing in mergers and acquisitions from 1963 to 1969. He served as president of Petro-Silver, Inc., a small public company based in Salt Lake City, Utah, which engaged in the oil and gas business from 1970 to 1975. From 1975 to 1981 Mr. Clark was president of Larry Clark & Associates, a private company which engaged in a corporate mergers and acquisitions business. In 1981, Mr. Clark formed Hingeline-Overthrust Oil & Gas, Inc., a Utah public company, which merged with Whiting Petroleum Corporation of Denver, Colorado in December 1983. Mr. Clark served as a director of Whiting Petroleum from 1983 until 1992 when Whiting Petroleum merged with IES Industries and Mr. Clark returned to full time employment as president of Larry Clark & Associates. Mr. Clark graduated from the U.S. Merchant Marine Academy with a BS degree in Naval Science in 1943 and received a degree in Business Administration from the University of Wyoming in 1948.

     JOHN R. MERENDINO, M.D. - Director and Nominee for Director of InMedica. Dr. Merendino obtained a D.A. in chemistry from Lafayette College, Pennsylvania in 1960 and an M.D. degree from New Jersey College of Medicine and Dentistry in 1964. He completed his internship and residency at Monmouth Medical Center in New Jersey. From 1976 to 1984 he was an Associate Clinical Professor at the
University of Utah School of Medicine. He also served as a member of the residency committee of the University of Utah School of Medicine from 1978 to 1984. He was Chairman of the Division of Orthopedics at Holy Cross Hospital,


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



Salt Lake City, Utah from 1977 to 1984 and Chairman (or Chairman elect) of the Department of Surgery, Holy Cross Hospital. Since 1984, he has been engaged in private practice in Orthopedics and Sports Medicine. He also acts as an independent consultant to the Honolulu Athletic Club, Alta View Sports Medicine Clinic and Diversified Tech Inc. He is a Director of the Snowbird Clinic, physician to the U.S. Ski Team and a member of the Board of Advisors to Nautilus Physical Fitness Centers. He previously served as the Team Physician to the Salt Lake Golden Eagles and the Salt Lake Gulls, professional sports teams.

     DAVID L. DINGMAN, M.D. - Director of the Company. Dr. Dingman is a Professor of Surgery, Emeritus, at the University of Utah Medical Center. He was Associate Professor and Professor of Surgery from 1989-1993. He was an Attending Staff Surgeon at the Veterans Administration Medical Center, Salt Lake City, Utah from 1984-1989. He also served as Chairman of the Department of Surgery at Holy Cross Hospital in Salt Lake City, Utah from 1986-1989 and as Chairman of the Department of Plastic Surgery at Holy Cross Hospital from 1982-1985. From 1972-1989 he was a Clinical Associate Professor of Surgery at the University of Utah Medical Center. He graduated in pre-med from Dartmouth College in 1957 and received his M.D. degree from the University of Michigan in 1961.

    RICHARD BRUGGEMAN - Director and Secretary/Treasurer and Chief Financial Officer of the Company. Since 1993, he has been employed as Controller of Kitchen Specialties, Inc., a Salt Lake City firm distributing kitchen appliances in the United States and Canada. From 1986 until 1993 he was employed by the Company's subsidiary, MicroCor, Inc. as financial manager. During the period 1983-1985, he was a sole practitioner in accounting and from 1981-1983 he was employed by the Salt Lake City public accounting firm of Robison Hill & Co. He graduated from the University of Utah in 1981 with a B.S. degree in accounting.

      Each director serves until the next annual meeting of shareholders or until a successor is elected and qualified. Officers serve at the pleasure of the board of directors. No arrangement or understanding exists between any officer or director and any other person pursuant to which he was nominated or elected as director or selected as an officer.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1996 all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders were complied with.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

      The Company does not have nominating, audit or compensation committees of the Board. The full board conducts the function of an audit committee. There were two meetings of the Board of Directors held during the fiscal year ended December 31, 1996. No member of the board of directors, then serving, attended less than 75% of all meetings.


                            EXECUTIVE COMPENSATION

     No executive officer of the Company has received compensation during the three fiscal years ended December 31, 1996, except as disclosed in the table below:

                                                             Annual Compensation
                                                                 Long Term
                                                             Compensation Awards
Name                       Year     Salary     Bonus    Common Stock underlying Options     Other
                           ----    --------    -----    -------------------------------     -----
Larry E. Clark    (CEO)    1996    $ 39,000*     -                   -                        -
Larry E. Clark    (CEO)    1995    $   -         -                450,000**                   -
Allan L. Kaminsky (CEO)    1994    $   -         -                   -                        -

*accrued in 1996 and paid in January 1997.
**600,000 options were originally granted, but subsequently were reduced to the figure shown

     Compensation of officers and employees is determined by the Board of Directors. Mr. Larry E. Clark, chief executive officer, is chairman of the Board of Directors. See Note 4 to the financial statements included as a part of the Company's annual report to shareholders for information regarding the Company's Stock Incentive Plan, Formula Stock Option Plan and Other Stock Options.


                    OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                      % of Total
                                      Options
                                      Granted to    Exercise
                        Options       Employees in  Price        Expiration
       Name             Granted       FY 1996       ($/Share)    Date
       ----             -------       ------------  ---------    ----
       None

                  AGGREGATED OPTIONS EXERCISED IN LAST
               FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                           Value of Unexercised
                                       Number of           In-The-Money
                                       Unexercised Options Options at Fiscal
           Shares                      at Fiscal Year End  Year End3
           Acquired on   Value         Exercisable/        Exercisable/
  Name     Exercise (#)  Realized ($)  Unexercisable       Unexercisable

Larry E.
  Clark        0             0          450,000/0             $315,000/0

Richard
  Bruggeman    0             0          208,167/0             $145,717/0

      The Company presently has no plan for the payment of any annuity or pension retirement benefits to any of its officers or directors, and no other remuneration payments, contingent or otherwise, are proposed to be paid in the future to any officer or director, directly or indirectly.


                            DIRECTORS' COMPENSATION

     Directors may be compensated at the rate of $100 for attendance at each board meeting, but did not receive compensation for meetings attended in 1996 and 1995. In October, 1995, the Board of Directors granted non-qualified stock options to Directors Clark, Merendino and Bruggeman to purchase 100,000 shares each of common stock of the Company for $.30 per share exercisable for a period of 10 years. The options are immediately exercisable and became non-forfeitable after each director completed one year of service and thereafter are not cancelled if the Director leaves the service of the Company. In November, 1995, the Board of Directors also granted a similar option to Director Dingman, exercisable at $.385 per share. The options were reduced to 75,000 each effective August 1, 1996.


                   MANAGEMENT INDEBTEDNESS AND TRANSACTIONS

      No officer, director, nominee for director, or associate of any such officer, director or nominee has been since the beginning of the last fiscal year or is presently indebted to the Company. There have been no transactions since the beginning of the Company's last fiscal year, nor are there any
--------
     3 - Fiscal year ended December 31, 1996. The average high and low bid price of the Company's stock that day on the over the counter market was approximately $.70. "In the money" options are exercisable at less than the fair market value of the stock.

proposed transactions, in which any officer, director, nominee or principal security holder has a direct or indirect material interest, except as described below:

Effective June 23, 1997, the Company entered into a revolving loan arrangement with its Chief Executive Officer, Larry E. Clark, with a maximum loan amount of $450,000, evidenced by a Line of Credit Loan Agreement (the "Agreement"). Loans pursuant to the Agreement are to be upon terms not less favorable than the terms of a loan obtained by Mr. Clark from Bank One concurrently with the loan made to the Company; an initial advance was made to the Company by Mr. Clark pursuant to the Agreement of $350,000. The proceeds of the $350,000 loan from Mr. Clark were used to retire the outstanding debt of the Company owing to Wells Fargo Bank (formerly First Interstate Bank) and to obtain a release of all Collateral securing the debt, including the J & J Medical, Inc. royalty contract dated June 15, 1995 and collateral which had been supplied by Mr. Clark. The Company then granted to Mr. Clark a security interest in the J & J Medical, Inc. royalty agreement as security for repayment of the loan from Mr. Clark. The interest rate pursuant to the Agreement with Mr. Clark is less than that previously paid by the Company on the Wells Fargo loan.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by InMedica at its corporate offices on or before April 10, 1998 in order to be included in the Proxy Statement and Form of Proxy relating to that meeting.

                        RELATIONSHIP WITH INDEPENDENT
                              PUBLIC ACCOUNTANTS

     The independent public accounting firm which conducted the audit of the financial statements of InMedica is Arthur Andersen LLP. One or more representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they desire to do so and will be expected to be available to respond to appropriate questions. InMedica has selected the same firm to conduct the audit of its financial records for the current year. There have been no disagreements with accountants on accounting and financial disclosure.

THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10- KSB FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN REQUEST FOR SUCH INFORMATION SHOULD BE DIRECTED TO RICHARD BRUGGEMAN, P.O. BOX 27557, SALT LAKE CITY, UTAH 84127.

                                     PROXY
                       INMEDICA DEVELOPMENT CORPORATION
                                P.O. Box 27557
                          Salt Lake City, Utah  84127

              This Proxy is Solicited by the Board of Directors.

The undersigned hereby appoints Larry E. Clark and Richard Bruggeman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of InMedica Development Corporation ("InMedica") held of record by the undersigned on July 31, 1997 at the Annual Meeting of Shareholders to be held on August 29, 1997 or any adjournment thereof.

1. ELECTION OF DIRECTORS

____ FOR all nominees listed below, (except as marked to the contrary below)

____ WITHHOLD AUTHORITY to vote for all nominees listed below (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

           Larry E. Clark          John R. Merendino
           David L. Dingman        Richard Bruggeman

2. Proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company

            [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:
      ----------------------  --------------------------------------------------
                              Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY
PROMPTLY USING THE            --------------------------------------------------
ENCLOSED ENVELOPE             Signature if held jointly

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD August 29, 1997


TO THE SHAREHOLDERS OF INMEDICA DEVELOPMENT CORPORATION:

     The Annual Meeting of Shareholders of InMedica Development Corporation (the "Company") will be held at 2:00 p.m. local time, Friday, August 29, 1997 in the Summer Room at the Hilton Hotel, 150 West 500 South, Salt Lake City, Utah to consider and vote upon the following proposals:

1. Proposal to elect four directors (Larry E. Clark, John R. Merendino, David L. Dingman and Richard Bruggeman) to serve for one year or until a successor is elected and qualified.

2. Proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the corporation.

Information regarding the matters to be acted on at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. Shareholders of record as of July 31, 1997 are entitled to notice of and to vote at the Annual Shareholders' Meeting. Shareholders who do not expect to attend the meeting are encouraged to mark, date, sign and return the enclosed Proxy.


                               BY ORDER OF THE BOARD OF DIRECTORS



Salt Lake City, Utah           Larry E. Clark, Chairman
August 8, 1997